Company Contact:
Paul Bogonis CFO Telanetix, Inc. (206) 529-6542

Telanetix Reports 206% Adjusted EBITDA Growth in Second Quarter 2012
Record total revenue of $7.9 million
Core revenue up 18.4% year over year

BELLEVUE, WA – August 8, 2012 - Telanetix, Inc. (OTC BB: TNIX), a leading cloud based communications solutions provider offering next generation voice services and solutions to the business market, today reported financial results for its 2012 second quarter ended June 30, 2012.

Second Quarter Financial Highlights

▪	Record total revenue of $7.9 million, up 12.4% from $7.0 million in the second quarter last year.

▪	Record core voice revenue of $7.1 million, up 18.4% from $6.0 million in the second quarter last year.

▪	Net loss improved to $802,000, or a loss of $0.17 per share, compared to a net loss of $1.7 million, or a loss of $0.35 per share, in the second quarter last year.

▪	Adjusted EBITDA was $1.2 million, compared to $398,000 in the second quarter last year, an improvement of 206%.

▪	Total cash and cash equivalents were $2.3 million at June 30, 2012, and included $739,000 of debt service in the quarter.

Doug Johnson, Telanetix’ CEO said, “Our record revenue and continued strong adjusted EBITDA results for the quarter reflect the positive momentum and significant progress we have made to expand our market reach and accelerate our revenue growth. In the second quarter, we generated record core revenue and our adjusted EBITDA represented 15% of our record total revenue.  Our cloud based business voice products continue to be the drivers behind our strong core revenue growth and, when combined together, our DPS and SIP Trunking products grew 52% year-over-year.  Our cloud based products are built on our proprietary software, which gives us a technology advantage that is now being realized in our financial results. We have come a long way over the last few years in stabilizing the company and positioning it for meaningful growth. We see strong acceptance in the market of our cloud based products and consequently remain focused on further growing our go-to-market channels to drive growth of both our top and bottom line.”

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FY-2012 Financial Guidance

Based on the continued strong market acceptance Telanetix has seen for its DPS and SIP trunking services, the Company is reiterating its 2012 financial guidance to achieve total revenue for 2012 of between $31.5 million to $32.0 million, representing growth of approximately 10% to 12%, and core voice revenue for 2012 of between $28.0 million and $28.5 million, representing growth of between 13% and 15%.  The Company also expects to achieve adjusted EBITDA for 2012 of between $4.50 million and $4.75 million, representing growth of approximately 73% to 83%.  Telanetix expects to fund this growth organically without the need to raise additional capital.

Adjusted EBITDA is a non-GAAP financial measure. Management believes certain non-GAAP measures provide relevant and meaningful measures by which investors can evaluate the business. Management uses adjusted EBITDA to evaluate changes in the company's core earnings from operations, unaffected by non-cash expenses, expenses related to the company's capital structure, taxes or extraordinary events.  EBITDA is defined as earnings or loss before interest, income taxes, depreciation and amortization, and the company defines Adjusted EBITDA as EBITDA adjusted for non-cash items including stock-based and warrant compensation, charges related to changes in fair market value of warrant and beneficial conversion feature liabilities, and severance charges.  A reconciliation of net income to adjusted EBIDTA can be found at the end of this release.

Conference Call Information
Management will conduct a conference call at 1:30 p.m. PT (4:30 p.m. ET) today. To access the call in the United States, dial (866) 356-3095 and to access the call internationally, dial (617) 597-5391 and enter pass code 11607212. The call will also be broadcast live over the Internet and will be available for replay for 90 days at www.telanetix.com. A telephone replay will be available two hours after the call through August 15, 2012 by dialing (888) 286-8010 in the United States and (617) 801-6888 for international callers. All parties will need the following replay pass code 50916551.

About Telanetix, Inc.
Telanetix, Inc. (OTC BB: TNIX) is a leading cloud based communications solutions provider offering next generation voice services to all business market segments. Telanetix solutions meet the real-world communications demands of its customers with an industry-leading value proposition of cutting edge products and technology that brings enhanced productivity and industry-leading savings to our customers. The company's cloud based hosted telecom voice services, marketed under the "AccessLine" brand, give companies flexible calling solutions, a simpler installation experience, and a greater range of support options than traditional telecom providers. With a history of serving over 100,000 business customers, including Fortune 50 companies, we've scaled our award-winning technologies to meet the needs of entrepreneurial-minded small businesses.

Safe Harbor Statement
Certain statements contained in this press release are “forward-looking statements” within the meaning of applicable federal securities laws, including, without limitation, our expectations regarding growth in our revenue for 2012, anything relating or referring to future financial results and plans for future business development activities, including anticipated effects of distribution relationships, and are thus prospective. Forward-looking statements are inherently subject to risks and uncertainties some of which cannot be predicted or quantified based on current expectations. Such risks and uncertainties include, without limitation, the risks and uncertainties set forth from time to time in reports filed by the company with the Securities and Exchange Commission could materially and adversely affect our business, operating results and financial condition. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Consequently, future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements contained herein. The companies undertake no obligation to publicly release statements made to reflect events or circumstances after the date hereof.

- Tables to Follow -

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TELANETIX, INC.
Condensed Consolidated Balance Sheets

	June 30, 2012	December 31, 2011
	(Unaudited)
ASSETS
Current assets
Cash	$2,305,954	$1,840,265
Accounts receivable, net	1,790,877	1,925,955
Inventory	52,363	113,305
Prepaid expenses and other current assets	1,025,716	675,045
Total current assets	5,174,910	4,554,570
Property and equipment, net	1,235,084	1,683,337
Goodwill	7,044,864	7,044,864
Purchased intangibles, net	7,878,337	8,978,337
Other assets	364,850	379,496
Total assets	$21,698,045	$22,640,604

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable	$1,569,931	$1,524,645
Accrued liabilities	2,649,722	2,538,829
Deferred revenue	1,065,794	1,063,548
Current portion of capital lease obligations	533,632	356,227
Current portion of long-term debt	4,604,426	3,502,213
Total current liabilities	10,423,505	8,985,462
Non-current liabilities
Deferred revenue, net of current portion	137,436	170,219
Capital lease obligations, net of current portion	820,885	353,860
Long-term, accounts payable	26,988	39,444
Long-term debt, net of current portion	2,960,195	4,306,218
Total non-current liabilities	3,945,504	4,869,741
Total liabilities	14,369,009	13,855,203
Stockholders' equity (deficit)
Common stock, $.0001 par value; Authorized: 8,000,000 shares;
Issued and outstanding: 4,820,098 at June 30, 2012 and December 31, 2011, respectively	482	482
Additional paid in capital	44,288,802	44,084,429
Warrants	56,953	56,953
Accumulated deficit	(37,017,201)	(35,356,463)
Total stockholders' equity (deficit)	7,329,036	8,785,401
Total liabilities and stockholders' equity (deficit)	$21,698,045	$22,640,604

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TELANETIX, INC.
Condensed Consolidated Statements of Operations
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011

Revenues	$7,861,644	$6,994,902	$15,681,668	$13,929,303

Cost of revenues	3,311,487	2,991,432	6,479,434	5,861,829

Gross profit	4,550,157	4,003,470	9,202,234	8,067,474

Operating expenses
Selling and marketing	1,625,866	1,727,112	3,351,190	3,475,405
General and administrative	1,817,640	1,839,118	3,753,903	3,740,197
Research, development and engineering	507,205	464,625	977,015	943,135
Depreciation	155,160	159,070	317,166	311,884
Amortization of purchased intangibles	550,000	550,000	1,100,000	1,100,000
Total operating expenses	4,655,871	4,739,925	9,499,274	9,570,621

Operating loss	(105,714)	(736,455)	(297,040)	(1,503,147)

Other income (expense)
Interest income	25	64	58	197
Interest expense	(647,292)	(919,411)	(1,307,082)	(1,763,928)
Total other income (expense)	(647,267)	(919,347)	(1,307,024)	(1,763,731)

(Loss) from continuing operations before taxes	(752,981)	(1,655,802)	(1,604,064)	(3,266,878)

Income tax (expense)	(49,200)	—	(56,674)	—

Net (loss)	$(802,181)	$(1,655,802)	$(1,660,738)	$(3,266,878)

Net (loss) per share – basic and diluted
Net (loss) per share	$(0.17)	$(0.35)	$(0.34)	$(0.70)

Weighted average shares outstanding – basic and diluted	4,820,098	4,753,091	4,820,098	4,674,115

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TELANETIX, INC.
Net Loss to EBITDA Reconciliation
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011
Adjusted EBITDA (earnings release purposes only)
Net Profit / (Loss)	$(802,181)	$(1,665,802)	$(1,660,738)	$(3,266,878)
Depreciation and amortization of purchased intangibles	1,216,302	1,006,201	2,363,264	1,993,616
Interest Expense	647,267	919,347	1,307,024	1,763,731
State income tax	49,200	-	56,674	-
EBITDA	1,110,588	269,746	2,066,224	490,469
Adjustments for certain non-cash expenses:
Severance Costs	3,841	-	862	-
Stock based compensation	101,914	128,603	204,373	250,445
Adjusted EBITDA	$1,216,343	$398,349	$2,271,459	$740,914

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